UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 23, 2004

Commission file number: 33-96858-01
COMMUNICATIONS &	Commission file number: 33-96858
POWER INDUSTRIES	COMMUNICATIONS &
HOLDING CORPORATION	POWER INDUSTRIES, INC
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)
77-0407395	77-0405693
(IRS Employer Identification No.)	(IRS Employer Identification No.)
811 Hansen Way	811 Hansen Way
Palo Alto, California 94303-1110	Palo Alto, California 94303-1110
(650) 846-2900	(650) 846-2900
(Address of Principal Executive Offices and	(Address of Principal Executive Offices and
Telephone Number,	Telephone
Including Area Code)	Number, Including Area Code)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On January 23, 2004, Communications & Power Industries Holding Corporation (“Holding”) consummated the merger of CPI Merger Sub Corp. (“Merger Sub”) with and into Holding pursuant to the terms of the Agreement and Plan of Merger, dated as of November 17, 2003, under which CPI Acquisition Corp., Merger Sub’s parent corporation and a corporation owned by affiliates of The Cypress Group L.L.C., a New York-based private equity firm, agreed to acquire Holding. In connection with the merger, Holding and Holding’s subsidiary, Communications & Power Industries, Inc. (“CPI”), refinanced all of their outstanding indebtedness. As part of the refinancing, CPI effected a covenant defeasance under the indenture (“Indenture”) governing its 12% Senior Subordinated Notes due 2005 (the “Senior Notes”) and elected to redeem in full the outstanding aggregate principal amount of the Senior Notes pursuant to the terms of the Indenture. CPI also redeemed all of the outstanding shares of its Series A 14% Junior Cumulative Preferred Stock and elected to redeem all of the outstanding shares of its Series B 14% Senior Redeemable Exchangeable Cumulative Preferred Stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
2.1	Agreement and Plan of Merger, dated as of November 17, 2003, by and among CPI Acquisition Corp., CPI Merger Sub Corp., Communications & Power Industries Holding Corporation and Green Equity Investors II, L.P., as Securityholders’ Representative (incorporated by reference to Communications & Power Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended October 3, 2003).

99.1	Press Release

99.2	Notice of Redemption – 12% Senior Subordinated Notes due 2005 of Communications & Power Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004	COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION

	By:	/s/ O. Joe. Caldarelli

O. Joe Caldarelli Chief Executive Officer

Dated: January 26, 2004	COMMUNICATIONS & POWER INDUSTRIES, INC.

	By:	/s/ O. Joe. Caldarelli

O. Joe Caldarelli Chief Executive Officer

Index to Exhibits

Exhibit	Number Exhibit
2.1	Agreement and Plan of Merger, dated as of November 17, 2003, by and among CPI Acquisition Corp., CPI Merger Sub Corp., Communications & Power Industries Holding Corporation and Green Equity Investors II, L.P., as Securityholders’ Representative (incorporated by reference to Communications & Power Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended October 3, 2003)

99.1	Press Release

99.2	Notice of Redemption – 12% Senior Subordinated Notes due 2005 of Communications & Power Industries, Inc.